Exhibit 99.3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

              =====================================================
                       Deutsche Bank Securities CMO Model
              =====================================================
                              Price / Yield Report
              =====================================================



                       ---------------------
Bond Id and Name       COMM2005LNP5_C
                       ---------------------
Bond Type              FIXED
                       ---------------------
Bond Name              A4 (AAA/Aaa )
                       ---------------------
Original Balance       305,071,000.00
                       ---------------------
Original Coupon        5.090000  %
                       ---------------------
Deal Description       COMM2005LNP5_RED
                       ---------------------
Orig. Cutoff Date      4/1/05
                       ---------------------
Settlement Date        4/29/05
                       ---------------------
PrepayMethod           CPR
                       ---------------------
Scenario               Lockout YM only
                       ---------------------


                       ---------------------
Current Balance        305,071,000.00
                       ---------------------
Current Coupon         5.090000  %
                       ---------------------

                       ---------------------
Dated Date             4/1/05
                       ---------------------
First Payment Date     5/10/05
                       ---------------------



Market Levels              TSY03M     TSY06M     TSY01Y    TSY02Y     TSY03Y     TSY05Y     TSY10Y     TSY30Y
                       ----------------------------------------------------------------------------------------
                           3.6530     3.6530     3.6530    3.6530     3.7980     4.0260     4.3740     4.6860
                       ----------------------------------------------------------------------------------------
Swap Table                 SWP01Y     SWP02Y     SWP03Y    SWP04Y     SWP05Y     SWP06Y     SWP07Y     SWP08Y
                       ----------------------------------------------------------------------------------------
                           42.460     42.460     46.230    47.060     45.300     47.050     47.970     47.900
                       ----------------------------------------------------------------------------------------

Swap Table                SWP09Y    SWP10Y     SWP12Y     SWP15Y     SWP20Y     SWP25Y     SWP30Y    SWP40Y
                       -------------------------------------------------------------------------------------
                          47.070    45.750     55.000     57.480     59.450     55.675     49.401    49.401
                       -------------------------------------------------------------------------------------


Report Generated    Thu Apr 14 11:35:11 2005 (v.3.test) /home/abehlman/emikus/
                    deals/cmbs/comm05lnp5/preprice/comm05lnp5_preprice.cmo, /
                    data/strgrp/tsy/mkt.level, /home/abehlman/tmp/p18285/
                     COMM2005LNP5_C_S7_A9_py.csv


                            0.0        BA1        BA2          BA3         BA4          BA5          BA6         BA7          BA8
          --------------------------------------------------------------------------------------------------------------------------
          100.494355       5.06         5.06       5.06        5.08         5.06         5.06        5.05         5.06         5.06
          --------------------------------------------------------------------------------------------------------------------------
Ave Life                  9.839        9.793      9.605      12.603        9.739        9.810       8.839        9.613        9.683
                     ---------------------------------------------------------------------------------------------------------------
Mod Dur                   7.556        7.528      7.416       9.081        7.496        7.538       6.926        7.416        7.461
                     ---------------------------------------------------------------------------------------------------------------
Window               11/14-4/15   10/14-4/15  8/14-1/15   9/15-4/18   12/13-4/15    3/14-4/15   1/12-4/15   11/12-4/15    9/13-4/15
                     ---------------------------------------------------------------------------------------------------------------
SwapSpd                    24.0         24.2       25.2        13.1         24.5         24.1        29.0         25.1         24.8
                     ---------------------------------------------------------------------------------------------------------------



                       ----------------------------------------------------------------------------
BA1                                                      50% CPY
                       ----------------------------------------------------------------------------
BA2                                                     100% CPY
                       ----------------------------------------------------------------------------
BA3                                             3 Year Balloon Extension
                       ----------------------------------------------------------------------------
BA4                            0 CPR, 1% CDR starting month 1, 12 month lag, 25% severity
                       ----------------------------------------------------------------------------
BA5                            0 CPR, 1% CDR starting month 1, 12 month lag, 50% severity
                       ----------------------------------------------------------------------------
BA6                            0 CPR, 5% CDR starting month 1, 12 month lag, 25% severity
                       ----------------------------------------------------------------------------
BA7                            0 CPR, 5% CDR starting month 1, 12 month lag, 50% severity
                       ----------------------------------------------------------------------------
BA8                          50% CPY, 1.8% CDR starting month 1, 12 month lag, 40% severity
                       ----------------------------------------------------------------------------


addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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